UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2004

INTER-TEL, INCORPORATED

(Exact Name of Registrant as specified in charter)

Commission File Number 0-10211

Arizona (State or other jurisdiction of incorporation)	86-0220994 I.R.S. Employer Identification Number

1615 S. 52ND STREET Tempe, Arizona (Address of principal executive offices)	85281 (Zip Code)

Registrant’s telephone number, including area code: (480) 449-8900

Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit
Number	Description
99.1	Press release dated April 27, 2004 announcing results for the first fiscal quarter ended March 31, 2004, and comparing such results with the results for the first quarter ended March 31, 2003.

Item 12. Results of Operations and Financial Condition.

     On April 27, 2004, Inter-Tel, Incorporated (the “Company”) issued a press release announcing financial results for the first fiscal quarter ended March 31, 2004 and comparing such results with the results for the first quarter ended March 31, 2003. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that instruction.

The press release is furnished as Exhibit 99.1 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL, INCORPORATED

Dated: April 27, 2004	By:	/s/ Kurt R. Kneip

Kurt R. Kneip
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press release dated April 27, 2004 announcing results for the first fiscal quarter ended March 31, 2004, and comparing such results with the results for the first quarter ended March 31, 2003.